Short-Term Investment	12 Months Ended
Jun. 30, 2025
Short-Term Investment [Abstract]
SHORT-TERM INVESTMENT

NOTE 6 — SHORT-TERM INVESTMENT

The Company’s short-term investments consist of wealth management financial products purchased from PRC banks with maturities ranging from one month to twelve months. The banks invest the Company’s fund in certain financial instruments including money market funds, bonds or mutual funds, with rates of return on these investments ranging from 0.5% to 4.5% per annum.

Short-term investment consisted of the following:

	June 30, 2025	June 30, 2024
Beginning balance	$-	$-
Add: purchase additional wealth management financial products	4,051,068	1,122,520
Less: proceeds received upon maturity of short-term investment	(4,051,068)	(1,122,520)
Ending balance of short-term investment	$-	$-

Interest income generated from short-term investment amounted to $135,947, $67,293 and $14,748 for the years ended June 30, 2025, 2024 and 2023, respectively.